UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2010

SONOMA VALLEY BANCORP

(Exact name of registrant as specified in its charter)

California	000-31929	68-0454068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

202 West Napa Street, Sonoma, California 95476

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 935-3200

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition

    On July 22, 2010, Sonoma Valley Bancorp Reports Second Quarter Financial Results,
    on the press release attached as Exhibit 99.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

    Exhibit No.     Exhibit Description

99	Press release dated July 22, 2010, titled “Sonoma Valley Bancorp Reports Second Quarter Financial Results"

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2010

                Sonoma Valley Bancorp, a California corporation

                 /s/Sean C. Cutting
                Sean C. Cutting,
                Chief Executive Officer
                (Principal Executive Officer)